UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2013

CANNAVEST CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-173215 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.03     Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

As previously disclosed in that certain Current Report on Form 8-K filed by CannaVEST Corp. (the “Company”) with the Securities and Exchange Commission on July 31, 2013 (the “July Form 8-K”), on July 25, 2013, the disinterested members of the Board of Directors of CannaVEST Corp. (the “Board”) approved an amendment to that certain Promissory Note (the “Note”) issued by the Company to Roen Ventures, LLC, a Nevada limited liability company (“Roen Ventures”), to provide for an increase in the amount of loans to be provided in the future in an amount of up to $6,000,000 and the ability of Roen Ventures to convert, in its sole discretion, the outstanding balance under the Note into shares of the common stock of the Company at a conversion price to be determined following the conclusion of an independent valuation of the common stock of the Company.

The Board thereafter engaged an independent valuation firm to prepare an Internal Revenue Code Section 409A and Financial Accounting Standards Board Accounting Standards Codification 718 valuation of the Company’s common stock (the “Valuation”). The Valuation determined that the fair market value of the Company’s restricted, non-marketable common stock is $0.68 per share, and the fair market value of the Company’s unrestricted, marketable common stock is $1.13 per share.

On November 7, 2013, the disinterested members of the Board approved a second amendment to the Note to provide for a conversion price of $0.60 per share, which represents an approximate 12% discount to the fair market value of the Company’s restricted, non-marketable common stock pursuant to the Valuation. The Note may be converted by Roen Ventures at any time in its sole discretion.

Item 8.01     Other Events

On November 7, 2013, the Board unanimously approved the terms of an offering whereby the Company intends to sell up to $10 million of its restricted common stock in a private placement to accredited investors at a price per share of $1.00 (the “Offering”). The Offering will be conducted pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Pursuant to the terms of the Offering, the Company and investors will execute a Registration Rights Agreement whereby the Company will be obligated to file a registration statement with the Securities and Exchange Commission seeking to register the shares sold in the Offering for resale. The registration statement will be filed by the Company within thirty (30) days of its receipt of subscriptions for at least 5,000,000 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2013

CANNAVEST CORP.

By: /s/ Michael Mona, Jr.

Michael Mona, Jr.

President and Chief Executive Officer

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